Dated: July 11, 1996





                    FOR IMMEDIATE RELEASE




                       PRESS RELEASE


SARATOGA SPRINGS, NY, JULY 10, 1996 - ESPEY MFG. &
ELECTRONICS CORP. (AMEX:ESP) ANNOUNCES THAT EFFECTIVE
AUGUST 1, 1996, MR. SOL PINSLEY WILL RETIRE AS PRESIDENT
AND CHIEF EXECUTIVE OFFICER.  MR. PINSLEY WILL REMAIN AS
CHAIRMAN OF THE BOARD OF DIRECTORS, AND PURSUANT TO HIS
EMPLOYMENT CONTRACT HE WILL REMAIN AS NON-EXECUTIVE OFFICER
EMPLOYEE AT A REDUCED COMPENSATION LEVEL.  MR. JOSEPH
CANTERINO, A VICE PRESIDENT OF THE COMPANY, WILL REPLACE
MR. PINSLEY AS PRESIDENT AND CHIEF EXECUTIVE OFFICER ON AN
INTERIM BASIS.  ESPEY MFG. & ELECTRONICS CORP., BASED IN
SARATOGA SPRINGS, NY, IS PRINCIPALLY ENGAGED IN THE DESIGN
AND MANUFACTURE OF POWER CONDITIONING APPARATUS AND RELATED
ELECTRONIC EQUIPMENT.